                                                                   EXHIBIT 10.31
[TCS LOGO]

                            STOCK OPTION CERTIFICATE

November 8, 2000

William J. Todd
1 Brattle Court
Gaithersburg, MD 20877

Dear William:

Pursuant to the terms and conditions of the TeleCommunication Systems, Inc. Amended & Restated 1997 Stock Incentive Plan (the "Plan"), you have been granted a Non-Qualified Stock Option to purchase 47,800 shares (each an "Option", collectively, the "Options") of the Class A common stock, par value $0.01 per share (the "Common Stock") of TeleCommunication Systems, Inc., (the "Company") as outlined below. This Certificate constitutes part of and is subject to the terms and provisions of the attached Stock Option Agreement (the "Agreement") which is incorporated by reference herein.

                    Granted To: William J. Todd
                    (the "Employee" for Incentive Stock Options, or the "Optionee" for Non-Qualified Stock Options)
                                  SSN ###-##-####

                     Grant Date:  September 29, 2000

                Options Granted:  47,800  Non-Qualified

       Exercise Price per Share:  $18.38   Total Cost to Exercise:   $878,564.00

                Expiration Date:  The close of business on the business day immediately preceding:
                                  September 29, 2010

               Vesting Schedule:  Special Vesting

                                  13,310 on 09/29/2001
                                  13,310 on 09/29/2002
                                  9,560 on 09/29/2003
                                  9,560 on 09/29/2004
                                  2,060 on 09/29/2005

By my signature below, I hereby acknowledge receipt of this Option granted on the Grant Date shown above, which has been issued to me under the terms and conditions of the Agreement and the Plan. I understand that I must be an employee of TCS on the date I exercise vested options, unless otherwise provided in the Agreement or the Plan, and that I will forfeit all unexercised options, both vested and unvested, at the close of business on my last day of employment at TCS. I further acknowledge receipt of the Plan Prospectus and the latest annual report or other SEC filing, and agree to be bound by all of the terms and conditions of the Option, as evidenced in the Agreement, and the Plan.


Signature: /s/ WILLIAM J. TODD                          Date:   8 NOV 2000
          --------------------------------------             ------------------
            William J. Todd


          Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

                                                                   EXHIBIT 10.31
[TCS LOGO]

                            STOCK OPTION CERTIFICATE
November 8, 2000

William J. Todd
1 Brattle Court
Gaithersburg, MD 20877

Dear William:

Pursuant to the terms and conditions of the TeleCommunication Systems, Inc. Amended & Restated 1997 Stock Incentive Plan (the "Plan"), you have been granted an Incentive Stock Option to purchase 27,200 shares (each an "Option", collectively, the "Options") of the Class A common stock, par value $0.01 per share (the "Common Stock") of TeleCommunication Systems, Inc., (the "Company") as outlined below. This Certificate constitutes part of and is subject to the terms and provisions of the attached Stock Option Agreement (the "Agreement") which is incorporated by reference herein.


                     Granted To:  William J. Todd
                     (the "Employee" for Incentive Stock Options, or the "Optionee" for Non-Qualified Stock Options)
                                  SSN ###-##-####

                     Grant Date:  September 29, 2000

                Options Granted:  27,200     Incentive

       Exercise Price per Share:  $18.38   Total Cost to Exercise:   $499,936.00

                Expiration Date:  The close of business on the business day immediately preceding:
                                  September 29, 2010

               Vesting Schedule:  Special Vesting

                                  5,440 on 09/29/2001
                                  5,440 on 09/29/2002
                                  5,440 on 09/29/2003
                                  5,440 on 09/29/2004
                                  5,440 on 09/29/2005

By my signature below, I hereby acknowledge receipt of this Option granted on the Grant Date shown above, which has been issued to me under the terms and conditions of the Agreement and the Plan. I understand that I must be an employee of TCS on the date I exercise vested options, unless otherwise provided in the Agreement or the Plan, and that I will forfeit all unexercised options, both vested and unvested, at the close of business on my last day of employment at TCS. I further acknowledge receipt of the Plan Prospectus and the latest annual report or other SEC filing, and agree to be bound by all of the terms and conditions of the Option, as evidenced in the Agreement, and the Plan.



Signature: /s/ WILLIAM J. TODD                          Date:   8 NOV 2000
          --------------------------------------             ------------------
            William J. Todd


          Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.